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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 26, 1997 on the consolidated financial statements of United International Properties, Inc. included in United International Holdings, Inc.'s Form 10-K for the year ended February 28, 1997 included in or made a part of this Form S-4 registration statement.

                                      ARTHUR ANDERSEN LLP.



Denver, Colorado,
 February 27, 1998.